UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2017

Analog Devices, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Voting Results.

At the 2017 Annual Meeting of Shareholders of Analog Devices, Inc. (the “Company”), held on March 8, 2017, the proposals listed below were submitted to a vote of our shareholders. The proposals are described in our definitive proxy statement for the Annual Meeting.

Proposal 1 – The election of nine nominees to our Board of Directors each for a term expiring at the next annual meeting of shareholders.

The nine nominees named in the definitive proxy statement were elected to serve as directors until our 2018 annual meeting of shareholders. Information as to the vote on each director standing for election is provided below:

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Ray Stata	259,197,846	2,201,953	71,872	21,183,508
Vincent Roche	260,535,669	862,919	73,083	21,183,508
James A. Champy	257,504,489	3,883,746	83,436	21,183,508
Bruce R. Evans	259,069,410	2,250,558	151,703	21,183,508
Edward H. Frank	259,888,212	1,429,839	153,620	21,183,508
Mark M. Little	259,141,100	2,174,216	156,355	21,183,508
Neil Novich	260,425,134	896,439	150,098	21,183,508
Kenton J. Sicchitano	256,772,520	4,598,207	100,944	21,183,508
Lisa T. Su	260,864,982	530,650	76,039	21,183,508

Proposal 2 – The approval of the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in our proxy statement.

The shareholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
252,573,269	5,451,973	3,446,429	21,183,508

Proposal 3 – The determination of the frequency of future advisory votes on the compensation of our named executive officers.

The voting results were as follows:

One Year	Two Years	Three Years	Votes Abstaining
237,910,233	412,980	20,164,140	2,984,318

Based on the results and consistent with a majority of the votes cast with respect to this matter, our Board of Directors has determined to continue to hold an annual advisory vote on the compensation of our named executive officers.

Proposal 4 – The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending October 28, 2017.

The shareholders ratified the Company’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending October 28, 2017. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
277,283,708	5,180,293	191,178

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2017	ANALOG DEVICES, INC.

	By:	/s/ Margaret K. Seif
Margaret K. Seif
Senior Vice President, Chief Legal Officer and Secretary